SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 30,
1999


                   GOLD BANC CORPORATION, INC.

      (Exact name of registrant as specified in its charter)


     KANSAS                 0-28936               48-1008593

(State or other     (Commission File Number)      (IRS Employer
jurisdiction of                                   Identification
incorporation)                                    No.)


11301 Nall Avenue, Leawood, Kansas                66211

(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:
(913) 451-8050


                               None
  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On December 30, 1999 Gold Banc Corporation, Inc. ("Gold Banc") issued a press release (a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference) in which it announced that it expects to report nonrecurring after-tax costs, which will reduce net income for the fourth quarter of 1999.

     On January 4, 2000 Gold Banc issued a press release (a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference) in which it announced that it has completed its previously announced acquisition of Linn County Bank in LaCygne, Kansas and that in conjunction with the completion of such acquisition, Gold Banc's Board of Directors authorized the repurchase of up to 516,000 shares of Gold Banc common stock for the treasury.


ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     Exhibits No.        Description

       99.1              Press Release, issued December 30, 1999.

       99.2              Press Release, issued January 4, 2000.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2000.       GOLD BANC CORPORATION, INC.


                              By: /s/ J. Craig Peterson
                                   J. Craig Peterson, Chief
                                   Financial Officer
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